Exhibit 10.4

Confidential

SIDE LETTER IN CONNECTION WITH SUBSCRIPTION AGREEMENT

[NAME]

[ADDRESS]

Ladies and Gentlemen:

1.    Sponsor Shares.

a.    In connection with that certain Subscription Agreement, dated as of the date hereof, by and between Selina Hospitality PLC (the “Company”) and [NAME OF INVESTOR] (“Subscriber”) (the “Subscription Agreement”), and as additional consideration for the Purchase Price and aggregate commitment of Subscriber as set forth in the Subscription Agreement, at (and contingent upon the occurrence of) the Closing, Bet on America, LLC (“Sponsor”) hereby agrees to take all actions reasonably necessary to transfer, or cause to be transferred, [●] shares of Class B Common Stock, par value $0.0001 per share, of BOA or, to the extent applicable, Ordinary Shares exchangeable therefor (the “Transferred Class B Shares”) to Subscriber at the Closing pursuant to and in accordance with Section 3 of that certain Sponsor Letter Agreement, dated as of December 1, 2021, by and among Sponsor, the Company, BOA and certain other persons party thereto (the “Sponsor Agreement”), notwithstanding any minimum investment commitment set forth in Section 3 of the Sponsor Agreement; provided that, for the avoidance of doubt, the Company and Sponsor hereby agree and acknowledge that such Transferred Class B Shares shall be transferred from, and will thereby reduce the corresponding number of shares available for use under, the Sponsor Share Pool (as defined in the Sponsor Agreement). The Sponsor covenants and agrees that the Transferred Class B Shares, upon transfer to the Investor in accordance with the terms hereof, will be validly issued, fully paid, non-assessable and free of any liens.

b.    At least three (3) Business Days before the anticipated Closing Date, (i) Sponsor shall deliver to Subscriber a copy of the duly executed stock power sent to the Transfer Agent (or other instrument of transfer satisfactory to the Transfer Agent) and (ii) the Company shall deliver to the Transfer Agent such instructions and other documentation satisfactory to the Transfer Agent, in each case, to give effect the transfer of the Transferred Class B Shares in book-entry form on the Company’s register effective as of and concurrently with the Closing and the closing of the Transaction contemplated by the Merger Agreement.

2.    Interpretation. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

3.    Miscellaneous.

a.    Neither this Side Letter nor any rights that may accrue to the Subscriber hereunder (other than the Transferred Class B Shares acquired hereunder, if any) may be transferred or assigned to any Person except to a permitted assignee under the Subscription Agreement in accordance with and pursuant to the terms of Section 7(f) thereof, and only upon the written consent of Sponsor. No such assignment shall relieve Subscriber of any of its obligations hereunder if any such assignee fails to perform such obligations, unless Sponsor has given its prior written consent to such relief, and such assignee agrees in writing to be bound by the terms hereof.

b.    The Company is entitled to rely upon this Side Letter and is irrevocably authorized to produce this Side Letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided, however, that the foregoing clause of this Section 3(b) shall not give the Company any rights other than those expressly set forth herein.

c.    This Side Letter shall terminate automatically if the Subscription Agreement is terminated and may not otherwise be terminated without the consent of the Subscriber. The provisions of this Side Letter may not be modified, amended or waived except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. For the avoidance of doubt, the Subscriber acknowledges and agrees that the Company and BOA may amend the Merger Agreement without the consent of the Subscriber.

d.    This Side Letter constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 3(b), with respect to the persons specifically referenced therein, this Side Letter shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Side Letter for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

e.    Except as otherwise provided herein, this Side Letter shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

f.    If any provision of this Side Letter shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Side Letter shall not in any way be affected or impaired thereby and shall continue in full force and effect.

g.    This Side Letter may be executed in one or more counterparts (including, without limitation, by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

h.    The parties hereto acknowledge and agree that irreparable damage would occur if any of the provisions of this Side Letter were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Side Letter, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Side Letter, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

i.    Any notice or communication required or permitted hereunder to be given to the Subscriber shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the first page hereto, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as the Investor may hereafter designate by notice to the Subscriber.

j.    THIS SIDE LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF) AS TO ALL MATTERS (INCLUDING ANY ACTION, SUIT, LITIGATION, ARBITRATION, MEDIATION, CLAIM, CHARGE, COMPLAINT, INQUIRY, PROCEEDING, HEARING, AUDIT, INVESTIGATION OR REVIEWS BY OR BEFORE ANY GOVERNMENTAL ENTITY RELATED HERETO), INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SIDE LETTER AND THE DOCUMENTS REFERRED TO IN THIS SIDE LETTER AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN

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ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SIDE LETTER OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 3(j) OF THIS SIDE LETTER OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SIDE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SIDE LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS SIDE LETTER. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SIDE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 3(j).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Sponsor has executed or caused this Side Letter to be executed by its duly authorized representative as of the date set forth below.

BET ON AMERICA, LLC

By:
Name:
Title:

Date:             , 2022

IN WITNESS WHEREOF, the Subscriber has accepted this Side Letter as of the date set forth below.

[INSERT SUBSCRIBER’S NAME]

By:
Name:
Title:

Date:             , 2022

ACKNOWLEDGED AND AGREED

SELINA HOSPITALITY PLC

By:
Name:
Title:

Date:             , 2022